                                                   EXHIBIT 10.1

Promissory Note dated July 1, 1995 and executed August 23, 1995 given by UCI Medical Affiliates of South Carolina, Inc. to Peter G. Manos, M.D.

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


                                    EXHIBIT C

                                 PROMISSORY NOTE


                          Effective Date: July 1, 1995


For valuable consideration received, UCI Medical Affiliates of South Carolina, Inc. (the MAKER) promises to pay to Peter G. Manos, M.D., (HOLDER) $350,000 in installments, with interest at 9.0 percent calculated monthly, as follows:

         (1)      Twenty Five Thousand ($25,000) due on July 15, 1995;

         (2)      Twenty Five Thousand ($25,000) due on August 15, 1995;

         (3)      Twenty Five Thousand ($25,000) due on September 15, 1995;

         (4) The remaining balance due in Twenty Four (24) equal monthly installments and the first payment of the series of payments due on October 15, 1995, as indicated on the amortization schedule attached.

The amounts due shall be payable in lawful money of the United States of America to the Holder at his respective home address or at such other place as the Holder may designate in writing.

If at any time (i) any payment under the Purchase Agreement shall be past due and unpaid or the Maker is otherwise in default (Maker having ten (10) days as a grace period for any payment); or (ii) Maker violates any covenant made in this Promissory Note or the Purchase Agreement, then the whole amount evidenced by this Note shall, at the option of the Holder, become immediately due and payable, and Holder shall have the right to institute any proceedings upon this Note collecting all unpaid principal and accrued, but unpaid interest, with all cost and expenses, including, but not limited to, costs incurred protecting the value of any collateral and reasonable attorney fees, should an attorney be engaged to assist in collection of any past due amounts. Beginning on the date of a default, all unpaid amounts shall accrue interest at a penalty rate equal to an additional twelve percent (12%) per annum, compounded monthly, in addition to any other interest charged during the period when Maker is past due or otherwise in default until the payment demanded or other required performance has been received in full or the Holder has waived the default.

The Maker expressly waives: (a) notice of acceptance; (b) presentment and demand for payments due and payable; (c) protest and notice of dishonor; and (d) any right to assert against the holder, as a defense, counterclaim, set-off, or cross-claim any

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


defense (legal or equitable) set-off, counterclaim or claim which the Maker may now or hereafter have against the Holder with respect to payments under this Note (except adjustments referred to above) asserted against the Holder in a separate action, any claim, action, cause of action, or demand that the Maker may have.

No extension of time for payment of this Note made by agreement with any person now or hereafter liable for the payment of this Note shall operate to otherwise release, discharge, modify, change or affect the original liability of the Maker under this Note, either in whole or in part. Any failure of the Maker to exercise any rights hereunder shall not constitute a waiver of the rights to the later exercise thereof.

This instrument was executed and delivered in the State of South Carolina and shall be governed by and construed in accordance with the laws of the State of South Carolina, without giving effect to the principles of conflicts of laws.

Whenever used, the word, "Maker" shall be deemed to include the respective successors and assigns of the Maker and the singular number shall include the plural, the plural the singular and the use of any gender shall be applicable to all genders. All determinations as to events of default or choice of remedies shall be made by Holder, in his sole discretion, and the other Holder shall be bound by this determination.

This Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                                    MAKER:

                                    UCI MEDICAL AFFILIATES, INC.



                                    By: (Signature of M.F. McFarland, III, M.D.)
                                         M.F. McFarland, III, M.D.



                                    Its: President
                                         President


IN PRESENCE OF:

STATE OF SOUTH CAROLINA, COUNTY OF RICHLAND

On the 25th day of August, 1995, before me personally came M.F. McFarland, III, M.D. to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that M.F. McFarland, III, M.D. executed the same.

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


SWORN to before me this
25th day of August, 1995.



(Signature of Brenda H. Viera)  (SEAL)
Notary Public for South Carolina

My Commission Expires: January 4, 2003





IN PRESENCE OF:

STATE of SOUTH CAROLINA, COUNTY OF RICHLAND

On the 25th day of August, 1995, before me personally came M.F. McFarland, III, M.D. as President of UCI Medical Affiliates, Inc. to me known to be the individual described in and who executed the foregoing instrument, and acknowledged that M.F. McFarland, III, M.D. as President of UCI Medical Affiliates, Inc. executed the same.

SWORN to before me this
25th day of August, 1995.


(Signature of Brenda H. Viera)  (SEAL)
Notary Public for South Carolina

My Commission Expires: January 4, 2003

                              AMORTIZATION SCHEDULE



Per Promissory Note & Asset Purchase Agreement


------------------- -------------------- -----------------------
PAYMENT #                DUE DATE               PAYMENT
------------------- -------------------- -----------------------
1.                        07/15/95               $   25,000.00
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
2.                        08/15/95                   25,000.00
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
3.                        09/15/95                   25,000.00
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
4.                        10/15/95                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
5.                        11/15/95                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
6.                        12/15/95                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
7.                        01/15/96                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
8.                        02/15/96                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
9.                        03/15/96                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
10.                       04/15/96                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
11.                       05/15/96                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
12.                       06/15/96                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
13.                       07/15/96                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
14.                       08/15/96                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
15.                       09/15/96                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
16.                       10/15/96                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
17.                       11/15/96                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
18.                       12/15/96                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
19.                       01/15/97                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
20.                       02/15/97                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
21.                       03/15/97                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
22.                       04/15/97                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
23.                       05/15/97                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
24.                       06/15/97                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
25.                       07/15/97                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
26.                       08/15/97                   12,842.48
------------------- -------------------- -----------------------
------------------- -------------------- -----------------------
27.                       09/15/97                   12,842.48
------------------- -------------------- -----------------------



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